Exhibit 10.12

SECOND AMENDMENT

OF THE

SKY FINANCIAL GROUP, INC. PROFIT SHARING AND 401(K) PLAN

(As Amended and Restated Effective January 1, 2001)

WHEREAS, Sky Financial Group, Inc. (the “Company”) maintains the Sky Financial Group, Inc. Profit Sharing and 401(k) Plan (the “Plan”); and

WHEREAs, the Company has delegated authority to amend the Plan to the Sky Financial Group, Inc. Benefit Plans Committee (the “Committee”), and the Committee has determined that amendment of the Plan is necessary and desirable.

NOW, THEREFORE, pursuant to the power reserved to the Company by Section 10.01 of the Plan, and by virtue of the authority delegated to the Committee, the Plan, as previously amended, is hereby amended, in the following particulars:

1. By substituting the following for Section 1.18 of the Plan, effective as of January 1, 2001:

“1.18 Normal Retirement Date. ‘Normal Retirement Date’ means the first day of the month coinciding with or next following the date on which a Participant attains Normal Retirement Age. For purposes of Sections 5.03 and 13.01 of the Plan, an Employee will be deemed to have retired if he or she has terminated employment after attaining Normal Retirement Age.”

2. By adding the following sentence to Section 2.01 of the Plan, immediately after the first sentence thereof, effective as of April 1, 2002:

“Each Employee of Celaris Group, Inc. or Value Added Benefits, Ltd. (including each Employee of Celaris Group, Inc. or Value Added Benefits, Ltd. who becomes or has become an Employee of Sky Insurance), shall participate in the Plan on or after April 1, 2002, solely in accordance with Section 2.04 of the Plan.”

3. By substituting the following for Section 2.01 of the Plan, effective as of January 1, 2003:

“2.01 Eligibility. Subject to the terms of this Section 2.01, Section 2.04 and the remainder of the Plan, each Employee who was a Participant in the Plan as of December 31, 2002, shall continue to participate in the Plan on and after January 1, 2003. Each Employee of Celaris Group, Inc. and Value Added Benefits, Ltd. (including each Employee of Celaris Group, Inc. or Value Added Benefits, Ltd. who becomes or has become an Employee of Sky Insurance) shall participate in the Plan solely in accordance with Section 2.04 of the Plan. Each other Employee will become a Participant according to the following:

(a) Each Employee shall be eligible to make Compensation Deferral Contributions provided for under Section 3.02 hereof and receive Employer Matching Contributions provided for under Section 3.03, beginning with the first day the Employee completes an Hour of Service, or on the first Entry Date thereafter, if the Employee meets both of the following requirements:

(i) the Employee has attained age 18 years; and

(ii) the Employee is not a member of a collective bargaining unit unless the collective bargaining agreement between the Employer and the union provides for participation in this Plan.

(b) With respect to Profit Sharing Contributions provided for under Section 3.04 of the Plan, each Employee shall participate in the Plan on the first Entry Date coincident with or next following the date the Employee meets all of the following requirements:

(i) the Employee is credited with one Year of Service;

(ii) the Employee has attained age 18 years; and

(iii) the Employee is not a member of a collective bargaining unit unless the collective bargaining agreement between the Employer and the union provides for participation in this Plan.

Notwithstanding the foregoing, with respect to Profit Sharing Contributions, an Employee who completes the requirements of this Section 2.01(b) during the month of December in a Plan Year shall be eligible to participate in the Plan as of the December 1 in that Plan Year.”

4. By adding the following new Section 2.04 to the Plan immediately after Section 2.03 thereof, effective as of April 1, 2002:

“2.04 Eligibility for Employees of Celaris Group, Inc. and Value Added Benefits, Ltd. Effective April 1, 2002, each Employee of Celaris Group, Inc. and Value Added Benefits, Ltd. (including each Employee of Celaris Group, Inc. or Value Added Benefits, Ltd. who becomes or has become an Employee of Sky Insurance) will become a Participant according to the following:

(a) Solely with respect to Compensation Deferral Contributions provided for under Section 3.02 hereof, each Employee shall be eligible to make Compensation Deferral Contributions beginning with the first day the Employee completes an Hour of Service, or on the first Entry Date thereafter, if the Employee meets both of the following requirements:

(i) the Employee has attained age 18 years; and

(ii) the Employee is not a member of a collective bargaining unit unless the collective bargaining agreement between the Employer and the union provides for participation in this Plan.

(b) With respect to Employer Matching Contributions provided for under Section 3.03 of the Plan, each Employee shall participate in the Plan on the first Entry Date coincident with or next following the date the Employee meets all of the following requirements:

(i) for Plan Years prior to the Plan Year beginning on January 1, 2003, the Employee is credited with one Year of Service;

(ii) the Employee has attained age 18 years; and

(iii) the Employee is not a member of a collective bargaining unit unless the collective bargaining agreement between the Employer and the union provides for participation in this Plan.

(c) With respect to Profit Sharing Contributions provided for under Section 3.04 of the Plan, each Employee shall participate in the Plan on the first Entry Date coincident with or next following the date the Employee meets all of the following requirements:

(i) the Employee is credited with one Year of Service;

(ii) the Employee has attained age 18 years;

(iii) the Employee is not a member of a collective bargaining unit unless the collective bargaining agreement between the Employer and the union provides for participation in this Plan;

(iv) the Employee is not classified by the Company as a Commissioned-Only Producer Without Management Responsibilities; and

(v) the Employee is not classified by the Company as a New Producer Without Management Responsibilities.

Notwithstanding the foregoing, with respect to Profit Sharing Contributions only, an Employee who completes the requirements of this Section 2.04(c) during the month of December in a Plan Year shall be eligible to participate in the Plan as of December 1 of that Plan Year.

With respect to Profit Sharing Contributions, any Employee who is classified by the Company, Celaris Group, Inc., or Value Added Benefits, Ltd. as a Producer With Management Responsibilities will be eligible to participate in the Plan; provided that, the Employee has satisfied the requirements of this Section 2.04(c). However, the Profit Sharing Contribution made on behalf of such Employee will be based only on the portion of the Employee’s Annual Compensation that is base salary, and will not take into account any commissions such Employee receives from Celaris Group, Inc. or Value Added Benefits, Ltd. or any successor thereof.”

5. By substituting the following for paragraph (g) of Section 3.02 of the Plan, effective as of January 1, 2003:

“(g) Nondiscrimination Limitations. For each Plan Year in which the Employer makes Safe Harbor Matching Contributions pursuant to Section 3.03 that satisfy the requirements of Code Sections 401(k)(12), Sections 8.01 through 8.05 hereof will not apply. In any Plan Year in which the Employer does not make Safe Harbor Matching Contributions pursuant to Section 3.03 that comply with Code Section 401(k)(12), Sections 8.01 through 8.05 hereof will apply.”

6. By substituting the following for the first paragraph of Section 3.03 of the Plan, effective as of January 1, 2003:

“Effective January 1, 2003, for each pay period beginning on or after the first Entry Date on which the Participant has satisfied the eligibility requirements of Section 2.01(a) (or, if applicable, Section 2.04(a)), the Employer shall contribute to the Trust Fund on behalf of each Participant an amount equal to (i) 100% of the first 3% of the Compensation Deferral Contributions for the pay period, and (ii) 50% of the next 2% of Compensation Deferral Contributions made for the pay period. Matching Contributions made pursuant to this Section 3.03 shall be deemed “Safe Harbor Matching Contributions” and are intended to satisfy the requirements of Code Sections 401(k)(12) and 401(m)(11). For each Plan Year in which the Employer makes Safe Harbor Matching Contributions pursuant to this Section 3.03 that satisfy the requirements of Code Sections

401(m)(11), Sections 8.01 through 8.05 hereof will not apply. Matching Contributions shall be periodically contributed by the Employer to the Trust Fund in accordance with the Employer’s established payroll procedures in a manner uniformly applied to all Participants similarly situated.”

7. By adding the parenthetical “(or, if applicable, Section 2.04(b))” immediately after the phrase “Section 2.01(b)” where the latter phrase appears in the last sentence of Section 3.04 of the Plan.

8. By substituting the following for paragraph (c) of Section 4.01 of the Plan, effective as of January 1, 2003:

“(c) Matching Contributions Account. Matching Contributions made by the Employer pursuant to Section 3.03 or 3.15 hereof, and any amount allocated to a Participant’s Matching Contribution Account pursuant to Section 3.11 or 3.13, together with such Participant’s share of all income, gains and accumulations therefrom, shall be credited and losses debited to such Participant’s Matching Contributions Account. Notwithstanding the foregoing, Safe Harbor Matching Contributions made on or after January 1, 2003, pursuant to Section 3.03 hereof, together with such Participant’s share of all income, gains and accumulations therefrom, shall be credited and losses debited to such Participant’s Safe Harbor Matching Contributions Account, which will be a subaccount of his or her Matching Contributions Account.”

9. By inserting the phrase “, Safe Harbor Matching Contributions Account” immediately after the phrase “Matching Contributions Account” in the sentence immediately after paragraph (f) of Section 4.01, effective as of January 1, 2003.

10. By substituting the following for the second sentence of Section 4.02 of the Plan, effective as of January 1, 2001:

“An allocation will be made only if the Participant was employed by the Employer on the last day of such Plan Year and was credited with at least 1,000 Hours of Service during such Plan Year, except that any Participant who became totally and permanently disabled, died or terminated employment with the

Employer on or after attaining Normal Retirement Age during such Plan Year shall receive an allocation.”

11. By substituting the following for clause (iii) of Section 4.02 of the Plan, effective as of April 1, 2002:

“(iii) not include any commissions received by any Participant whom the Company has designated and classified as a ‘Producer With Management Responsibilities,’ from Celaris Group, Inc. or Value Added Benefits, Ltd. (or from Sky Insurance on behalf of such former Employee of Celaris Group, Inc. or Value Added Benefits, Ltd.), for services performed as a Producer With Management Responsibilities.”

12. By deleting the second sentence of Section 4.04 of the Plan, effective as of January 1, 2003.

13. By substituting the following for Section 5.01 of the Plan, effective as of January 1, 2001:

“5.01 Upon Retirement or Disability. When a Participant attains Normal Retirement Age, or becomes totally and permanently disabled, the entire interest in the Participant’s Accounts, including the amount of any contributions for the Plan Year in which the Participant’s termination of employment on or after his or her Normal Retirement Date or Disability occurs, shall become nonforfeitable. The Plan Administrator, in accordance with the provisions of Section 6.01 of the Plan, shall then direct the Trustee to distribute to such Participant the entire interest in his or her Accounts. A Participant who remains in the employment of the Employer after the Participant attains Normal Retirement Age shall continue to participate in the Plan.”

14. By substituting the phrase “Disability, death or termination of employment after attaining the Normal Retirement Age,” for the phrase “retirement, Disability or death,” where the latter phrase appears in the first sentence of Section 5.03 of the Plan, effective as of January 1, 2001.

15. By inserting the phrase “, Safe Harbor Matching Contributions Account” immediately after the phrase “Compensation Deferral Contributions Account” in the first sentence of Section 5.03 of the Plan, effective as of January 1, 2003.

16. By inserting the phrase “Safe Harbor Matching Contributions” immediately after the phrase “Compensation Deferral Contributions,” and by inserting the phrase “Safe Harbor Matching Contributions Account” immediately after the phrase “Compensation Deferral Contributions Account,” where those phrases appear in Section 6.09 of the Plan, effective as of January 1, 2003.

17. By substituting the following for the first sentence of paragraph (d) of Section 13.01 of the Plan, effective as of January 1, 2001:

“The Participant must repay a loan in such manner as the Plan Administrator specifies, provided that any loan must be repaid in full by the earlier of (i) 30 days after the date of the Participant’s termination of employment for any reason, or (ii) fifteen years from the date of the loan in the case of a loan used to acquire a dwelling that is to be used within a reasonable time as the principal residence of the Participant, and five years from the date of the loan for all other loans.”

18. By substituting the following for paragraph (j) of Section 13.01 of the Plan, effective as of September 1, 2001:

“(j) Loans may be made from a Participant’s Compensation Deferral Contributions Account, Profit Sharing Account, Matching Contributions Account, Prior Plan Account, Rollover Contributions Account and/or Frozen Plan Account. A loan shall be repaid into the Account or Accounts from which it was made. On and after January 1, 2000, a Participant can receive only two loans from the Plan in any Plan Year.”

19. By substituting the following for subparagraph (i) of Section 13.02(b) of the Plan, effective as of January 1, 2002:

“(i) with respect to hardship distributions made before January 1, 2001, Compensation Deferral Contributions for the Participant’s taxable year immediately following the taxable year of the hardship distribution shall be limited to the applicable limit under Code Section 402(g) for such taxable year less the amount of Compensation Deferral Contributions for the taxable year of the hardship distribution.”

20. By inserting the following new subparagraph (iii) to Section 13.02(b) of the Plan, immediately after subparagraph (ii) thereof, and renumbering the remaining subparagraphs thereof, effective as of December 1, 2002.

“(iii) to the extent any cash dividends on Company Stock are currently available to the Participant under the Sky Financial Group, Inc. Employee Stock Ownership Pension Plan, the Participant must affirmatively elect to receive such cash dividends;”

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I, Thomas A. Sciorilli, on behalf of the Sky Financial Group, Inc. Benefit Plans Committee, hereby certify that the foregoing is a correct copy of a resolution duly adopted by the Committee on November 13, 2002 and that the resolution has not been changed or repealed.

SKY FINANCIAL GROUP, INC. BENEFIT PLANS COMMITTEE

By:
A Member of the Committee